July 20, 2012

DREYFUSVARIABLE INVESTMENT FUND
-INTERNATIONAL EQUITY PORTFOLIO

Supplement to Prospectus
dated May 1, 2012

The following information supplements and supersedes any contrary information contained in the sections of the fund’s Prospectus entitled “Fund Summary – Portfolio Management” and “Fund Details – Management”:

Paul Markham and Jeff Munroe are the fund’s primary portfolio managers, positions they have held since January 2012 and June 2012, respectively. Mr. Markham, the fund’s lead portfolio manager, is an investment manager for global equities, and is a member of the global investment committee as well as the global equity ex-U.S. model and equity strategy groups, at Newton Capital Management Limited (Newton), where he has been employed since 1998. Mr. Munroe is an investment leader of the global equities team at Newton, where he has been employed since 1993.

0109S0712

July 20, 2012

DREYFUS VARIABLE INVESTMENT FUND

-INTERNATIONAL EQUITY PORTFOLIO

Supplement to Statement of Additional Information
dated May 1, 2012, as revised or amended July 16, 2012

The following information supplements and supersedes any contrary information pertaining to the International Equity Portfolio ("IEP") contained in Part I of the Statement of Additional Information entitled "Certain Portfolio Manager Information":

Paul Markham and Jeff Munroe serve as IEP's primary portfolio managers.  Mr. Markham is the fund’s lead portfolio manager.  Messrs. Markham and Munroe are employed by Newton Capital Management Limited, a subsidiary of The Bank of New York Mellon Corporation and an affiliate of The Dreyfus Corporation.

The following table lists the number and types of other accounts advised by Mr. Munroe and assets under management in those accounts as of May 31, 2012:

Portfolio Manager	Registered Investment Company Accounts	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Jeff Munroe	0	N/A	3	$1.862B	9	$3.696B

Six of the Other Accounts managed (approximately $1.585B in assets) are subject to a performance-based advisory fee.

The dollar range of IEP shares beneficially owned by Mr. Munroe is as follows, as of May 31, 2012:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
IEP
Jeff Munroe	None